UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2008

MERGE HEALTHCARE INCORPORATED
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin		53214-5650
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(414) 977-4000

Merge Technologies Incorporated
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2008, Merge Healthcare Incorporated (the "Registrant") was notified by The Nasdaq Stock Market that it is not in compliance with Nasdaq Marketplace Rule 4450(a)(5) (the "Minimum Bid Price Rule") because shares of its common stock had closed at a per share bid price of less than $1.00 for 30 consecutive business days. In accordance with Marketplace Rule 4450(e)(2), the Registrant will be provided with 180 calendar days, or until September 29, 2008, to regain compliance. This notification has no effect on the listing of the Registrant’s common stock at this time.

To regain compliance with the Minimum Bid Price Rule, the closing bid price of the Registrant’s common stock must close at $1.00 per share or more for a minimum of ten consecutive business days. If the Registrant does not regain compliance by September 29, 2008, the Nasdaq staff will notify the Registrant that its common stock will be delisted. In that event and at that time, the Registrant may appeal Nasdaq’s delisting determination to a Nasdaq Listing Qualifications Panel.

Alternatively, if the Registrant does not regain compliance with the Minimum Bid Price Rule by September 29, 2008, the Registrant can apply to list its common stock on The Nasdaq Capital Market if it satisfies the initial listing criteria set forth in Marketplace Rule 4310(c), other than the minimum bid price requirement. If the Registrant’s application is approved, the Registrant will be granted an additional 180 calendar days to regain compliance with the Minimum Bid Price Rule.

The Registrant will seek to regain compliance within this 180 day cure period and will consider alternatives to address compliance with the continued listing standards of The Nasdaq Stock Market.

On April 3, 2008, the Registrant issued a News Release announcing its receipt of the letter. A copy of the Registrant's News Release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2008, Jacques Cornet, President of the Merge Healthcare EMEA (Europe, Middle East and Africa) business unit, resigned from the Registrant effective immediately. The resignation is in connection with the Registrant’s planned spin-off of its EMEA operations during the second quarter of 2008. The Registrant intends to enter into a separation agreement with Mr. Cornet, pursuant to which Mr. Cornet will be entitled to receive severance benefits in accordance with his employment contract.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 News Release of the Registrant dated April 3, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

April 3, 2008	By:	Steven R. Norton

Name: Steven R. Norton
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release of the Registrant dated April 3, 2008